CM ADVISORS FAMILY OF FUNDS
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

Important Proxy Materials
PLEASE CAST YOUR VOTE TODAY

January 12, 2018

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders (“Meeting”) of the CM Advisors Fund (the “Target Fund”), a series of the CM Advisors Family of Funds (the “Trust”). The Meeting is schedule be held on February 19, 2018 at 1:30 p.m. Eastern Time, at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and approve the reorganization (the “Reorganization”) of the Target Fund into the CM Advisors Small Cap Value Fund (the “Survivor Fund” and together with the Target Fund, individually a “Fund” and collectively the “Funds”), a separate series of the Trust.

Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the investment advisor of the Funds (the “Advisor”), has made a recommendation to the Trust’s Board of Trustees (the “Board”) to approve the Reorganization, which would be effected pursuant to an Agreement and Plan of Reorganization and Termination (the “Plan”). Under the Plan, all the assets of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund, which shares will then be distributed pro rata to the Target Fund’s shareholders. Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any redemption fees or any other shareholder fee in connection with the Reorganization. Following careful analysis and consideration, the Board has approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of each Fund and its shareholders.

The attached Combined Proxy Statement and Prospectus contains information about the Survivor Fund and provides details about the Meeting and the terms and conditions of the Reorganization. You should review the Combined Proxy Statement and Prospectus carefully and retain it for future reference.

The Board anticipates that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Combined Proxy Statement and Prospectus. In approving the Reorganization, the Board considered, among other things, the similarity of each Fund’s investment objective, the differences in the investment strategies between the Funds, the operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets with the Survivor Fund’s asset in the Reorganization, and the terms and conditions of the Plan. The Board also considered that it is not anticipated that the Reorganization will have any adverse federal tax consequences to the Target Fund or its shareholders.

The Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than February 19, 2018.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand	1)	Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Combined Proxy Statement and Prospectus carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call Okapi Partners, the Target Fund’s proxy solicitor, toll-free at 1-888-785-6707. To vote your shares, please call the telephone number listed on the proxy card or visit the listed website. Thank you for your continued support.

Respectfully,

Arnold Van Den Berg
President and Chairman of the Board, CM Advisors Family of Funds

CM ADVISORS FAMILY OF FUNDS
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 19, 2018

To Shareholders of the CM Advisors Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the CM Advisors Fund (the “Target Fund”), a series of the CM Advisors Family of Funds, an open-end investment management company established under Delaware law as a statutory trust (the “Trust”), will be held at 1:30 p.m. Eastern Time on February 19, 2018, at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:
To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) between the Target Fund and CM Advisors Small Cap Value Fund (the “Survivor Fund”), a separate series of the Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

Shareholders of record as of the close of business on December 1, 2017 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Trustees of the Trust, including all the independent Trustees, has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

By Order of the Board of Trustees,

Scott S. Van Den Berg
Secretary, CM Advisors Family of Funds

January 12, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 19, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.okapivote.com/cmfund. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all the information contained in the proxy materials before voting.

Your vote is important. Please fill in, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope whether you plan to be present at the meeting. You can also vote by telephone or through the Internet at the toll-free telephone number or website that appear on the proxy card. you may still vote in person if you attend the meeting.

CM ADVISORS FAMILY OF FUNDS
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

QUESTIONS AND ANSWERS

Dated: January 12, 2018

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-888-785-6707 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the prospectus and statement of additional information of the funds identified below.

1.	What is this document and why did we send it to you?

The enclosed Combined Proxy Statement and Prospectus is a proxy statement for CM Advisors Fund (the “Target Fund”), series of the CM Advisors Family of Funds, an open-end investment management company established under Delaware law as a statutory trust (the “Trust”), and a prospectus for shares of CM Advisors Small Cap Value Fund (the “Survivor Fund”). Both the Target Fund and the Survivor Fund are a separate series of the Trust. The Target Fund and the Survivor Fund are sometimes referred to separately as a “Fund”, and together as the “Funds.” The purpose of the enclosed Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Survivor Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination by the Trust, on behalf the Funds (the “Plan”). Both Funds seek the same investment objective, but employ a different investment strategy. If the Reorganization is approved and completed, an account at the Survivor Fund will be set up on your name, you will become a shareholder of the Survivor Fund, and the Target Fund will cease operations as a separate series of the Trust.

Shareholder approval is needed to proceed with the Reorganization of the Target Fund, and a special meeting of shareholders of the Target Fund (the “Meeting”) is scheduled to held on February 19, 2018 to consider whether to approve the Reorganization.

You are receiving the enclosed Combined Proxy Statement and Prospectus because you owned shares of the Target Fund as of December 1, 2017.

2.	What are shareholders being asked to vote on at the upcoming Meeting scheduled for February 19, 2018?

The Board of Trustees of the Trust (the “Board”) has called the Meeting at which you will be asked to vote on the Reorganization.

3.	How does the Board suggest that I vote?

After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”))(the “Independent Trustees”) has unanimously determined that the Reorganization is in the best interest of the Target Fund’s and Survivor Fund’s shareholders and that the interests of neither Fund’s existing shareholders will be diluted as a result of the Reorganization; and therefore, the Board recommends that you cast your vote “For” the proposed Reorganization.

Please refer to the enclosed Combined Proxy Statement and Prospectus for information regarding the Board considerations in approving the Reorganization.

4.	How will the Reorganization affect me as a shareholder?

If the shareholders of the Target Fund approve the proposed Reorganization, upon closing of the Reorganization all of the assets and liabilities of the Target Fund will be combined with those of the Survivor Fund. If you are a shareholder of the Target Fund, you will become a shareholder of the Survivor Fund. The shares of the Survivor Fund that you receive immediately following the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Target Fund as of the closing date of the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will likely hold a smaller percentage of ownership in the combined Survivor Fund than he/she held in the Target Fund prior to the Reorganization.

Both the Target Fund and the Survivor Fund have the same investment objective and substantially the same principal investment risks, but different principal investment strategies and different fundamental investment limitations. Both Funds have the same investment advisor, but different portfolio managers. Messrs. Arnold Van Den Berg and Scott Van Den Berg are the portfolio managers of the Target Fund and Mr. James D. Brilliant is the portfolio manager of the Survivor Fund. The Funds also have the same Board of Trustees, officers, legal counsel, independent public accountants, chief compliance officer, and service providers as disclosed in their shared Statement of Additional Information (“SAI”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 28, 2017.

5.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Survivor Fund?

Both the Survivor Fund and the Target Fund have the same investment management fee arrangement; however, the current annual fund operating expense ratio of the Survivor Fund is lower than the current annual fund operating expense ratio of the Target Fund. Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the investment advisor of the Funds (the “Advisor”), has agreed to continue its contractual expense limitation agreement with the Survivor Fund through July 1, 2019, which will cap the Survivor Fund’s net expense ratio after fee waiver and expense reimbursement at 1.25% as compared to the Target Fund’s net expense ratio of 1.44% (each exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses as that term is described in the Fund’s prospectus (“Acquired Fund Fees and Expenses”), and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (a “12b-1 Plan”). The Survivor Fund’s expense limitation agreement is substantially similar to the Target Fund’s current expense limitation agreement, except that terms are different as described below. Although the Target Fund has a slightly lower gross expense ratio, management anticipates that after the closing of the Reorganization the Survivor Fund’s management fee will remain the same and the net total annual operating expense ratio for the combined Survivor Fund will be lower than the current net total annual operating expense ratio of the Target Fund.

Target Fund Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Target Fund under which it has agreed until July 1, 2018 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a 12b-1 Plan) to not more than 1.50% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2018 without the approval of the Board.

Survivor Fund Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with the Survivor Fund under which it has agreed until July 1, 2019 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.25% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2019 without the approval of the Board.

The fees and expenses of the Target Fund and the Survivor Fund are described further in the “Comparison Fee Tables and Examples” section of the enclosed Combined Proxy Statement and Prospectus.

6.	Are the Investment Strategies of the Target Fund and Survivor Fund the same?

No. While the Target Fund and Survivor Fund have the same investment objective, the Target Fund and Survivor Fund have different principal investment strategies, as discussed in the “Information About the Target Fund and the Survivor Fund” section of the enclosed Combined Proxy Statement and Prospectus. Both Funds primarily invest in equity securities that the Advisor believes are undervalued, however, the Target Fund may invest in issuers of any size while the Survivor Fund generally invests at least 80% of its total assets in the equity securities of small capitalization issuers.

7.	How will the Reorganization work?

Pursuant to the Plan, the Target Fund will transfer all its assets to the Survivor Fund in exchange for shares of the Survivor Fund and the Survivor Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then distribute the Survivor Fund shares to shareholders in proportion to their holdings in the Target Fund. Afterwards, the Trust will liquidate the Target Fund. At the time of the Reorganization, holders of the Target Fund’s shares will receive shares of the Survivor Fund with the same aggregate NAV as their Target Fund shares held immediately prior to the Reorganization.

Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

8.	What will happen if the Reorganization is not approved?

If the shareholders of the Target Fund do not approve the Reorganization, then the Board may take any further action it deems to be in the best interests of the Target Fund and its shareholders, which may include the liquidation of the Target Fund.

9.	Will the Reorganization create a taxable event for me?

The Reorganization is expected to qualify as a tax-fee “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all its assets and liabilities to the Survivor Fund in exchange for shares of the Survivor Fund or as a result of its liquidation, and you will not recognize any gain or loss upon receipt of shares of the Survivor Fund in connection with the Reorganization. The Target Fund intends to sell about 20% of its portfolio in preparation of the Reorganization, which may result in capital gains or losses to the Target Fund. To the extent possible, the Target Fund will seek to offset any capital gains incurred as part of this portfolio position with short- or long-term losses and any available capital loss carryforwards. The Advisor expects that all gains from the portfolio positioning will be offset by the Target Fund’s current realized losses and its capital loss carryforwards. As a result of the Reorganization, the Advisor expects that the Target Fund will transfer about $10 million in capital loss carryforwards to the Survivor Fund.

10.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you own relatively few shares of the Target Fund, your vote makes a difference. If too few shareholders vote, the Target Fund may not receive enough votes to go forward with the Meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Target Fund shareholders to vote on a proposal to adjourn the Meeting to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the Reorganization.

11.	How do the Trustees recommend that I vote?

After careful consideration, the Board unanimously approved the Reorganization and recommends that you vote “FOR” it.

12.	Who is paying for expenses related to the Reorganization?

The Advisor has agreed to pay all the expenses related to the Reorganization. Neither the Target Fund nor the Survivor Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses, and other expenses of holding the Meeting. The Advisor expects the expenses of the Reorganization to be approximately $70,000.

13.	How do I vote?

You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;
2.	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;
3.	Go to the website that appears on the enclosed proxy card and follow the simple instructions; or
4.	Attend the Meeting and vote in person.

Whether or not you plan to attend the Meeting, your prompt voting by proxy will help ensure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Target Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

14.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Target Fund’s proxy solicitor, Okapi Partners, toll-free at (877) 259-6290.

COMBINED PROXY STATEMENT AND PROSPECTUS
January 12, 2018

FOR THE REORGANIZATION OF

CM ADVISORS FUND,

INTO

CM ADVISORS SMALL CAP VALUE FUND,
Each a series of
CM ADVISORS FAMILY OF FUNDS

805 Las Cimas Parkway, Suite 430
Austin, Texas 78746
1-888-859-5856

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by CM Advisors Family of Funds (the “Trust”), an open-end investment management company established under Delaware law as a statutory trust, on behalf of CM Advisors Fund (the “Target Fund”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) to be held at 1:30 p.m. Eastern time on February 19, 2018, at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:
To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) between the Target Fund and CM Advisors Small Cap Value Fund (the “Survivor Fund”), a separate series of the Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

A copy of the Plan is attached hereto as Appendix A. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Target Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

•
the Prospectus and Statement of Additional Information (“SAI”) of the Target Fund, dated June 28, 2017, each as amended, are incorporated by reference to Post-Effective Amendment No. 28 to the Target Fund’s Registration Statement on Form N-1A (File Nos. 333-101585 and 811-021260), filed with the SEC on June 28, 2017 (the “Target Fund’s Prospectus and SAI”);

•	the Supplement to the Target Fund’s Prospectus, dated October 27, 2017, is incorporated by reference, filed on Form 497 (File No. 333-101585) with the SEC on October 27, 2017.
•	the Supplement to the Target Fund’s Prospectus, dated November 2, 2017, is incorporated by reference, filed on Form 497 (File No. 333-101585) with the SEC on November 2, 2017.
•	the Supplement to the Target Fund’s SAI, dated November 17, 2017, is incorporated by reference, filed on Form 497 (File No. 333-101585) with the SEC on November 17, 2017.
•
the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Target Fund is incorporated by reference to the Annual Report to Shareholders of the Target Fund for its fiscal year ended February 28, 2017, filed on Form N-CSR (File No. 811-021260) with the SEC on May 9, 2017 (the “Target Fund’s Annual Report”).

•
The unaudited financial statements of the Target Fund are incorporated by reference to the Semi-Annual Report to Shareholders of the Target Fund for its fiscal period ended August 31, 2017, filed on Form N-CSR (File No. 811-021260) with the SEC on November 8, 2017 (the “Target Fund’s Semi-Annual Report”).

•
the Prospectus and SAI of the Survivor Fund, dated June 28, 2017, each as amended, are incorporated by reference to Post-Effective Amendment No. 28 to the Target Fund’s Registration Statement on Form N-1A (File Nos. 333-101585 and 811-021260), filed with the SEC on June 28, 2017 (the “Survivor Fund’s Prospectus and SAI”);

•	the Supplement to the Survivor Fund’s Prospectus, dated November 17, 2017, is incorporated by reference, filed on Form 497 (File No. 333-101585) with the SEC on November 17, 2017.
•	the Supplement to the Survivor Fund’s SAI, dated November 17, 2017, is incorporated by reference, filed on Form 497 (File No. 333-101585) with the SEC on November 17, 2017
•
the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Survivor Fund is incorporated by reference to the Annual Report to Shareholders of the Target Fund for its fiscal year ended February 28, 2017, filed on Form N-CSR (File No. 811-021260) with the SEC on May 9, 2017 (the “Survivor Fund’s Annual Report”).

•
The unaudited financial statements of the Survivor Fund are incorporated by reference to the Semi-Annual Report to Shareholders of the Survivor Fund for its fiscal period ended August 31, 2017, filed on Form N-CSR (File No. 811-021260) with the SEC on November 8, 2017 (the “Survivor Fund’s Semi-Annual Report”).

Copies of the Target Fund’s and the Survivor Fund’s documents are available upon request and without charge by writing to the Fund at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling 1-888-859-5856. Free copies of these documents are also available on the Trust’s website at https://www.cmadvisorsfunds.com.

The Target Fund’s Prospectus and its Annual Report and Semi-Annual Report to Shareholders have been previously mailed to shareholders of the Target Fund. The principal offices of the Trust are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about January 19, 2018.

This Combined Proxy Statement and Prospectus includes information about the Survivor Fund that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the Survivor Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The Survivor Fund’s SAI is available without charge, upon request, by calling the toll-free number set forth above or by writing to the Survivor Fund at the address set forth above.

The SEC has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	SYNOPSIS	12
II.	PRINCIPAL RISK FACTORS	15
III.	COMPARISON FEE TABLES AND EXAMPLES	18
IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION	19
V.	INFORMATION ABOUT THE TARGET FUND AND THE SURVIVOR FUND	22
VI.	VOTING INFORMATION	36
VII.	LEGAL MATTERS	39
VIII.	EXPERTS	39
IX.	INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	39
APPENDIX A		41
APPENDIX B		48
APPENDIX C		51

I.	SYNOPSIS

A. Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization and Termination (the “Plan”, and the transaction contemplated in the Plan, collectively the “Reorganization”). This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus and SAI of the CM Advisors Fund (the “Target Fund”), a series of CM Advisors Family of Funds (the “Trust”), as supplemented to date, which includes information about the Target Fund, and in the Plan attached hereto as Appendix A. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B. Reasons for the Reorganization and Board Deliberations

Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the investment advisor of the Funds (the “Advisor”), made a recommendation to the Board of Trustees of the Trust (the “Board”) to approve the Reorganization and indicated that they believe the Reorganization would be in the best interests of shareholders of both the Target Fund and CM Advisors Small Cap Value Fund (the “Survivor Fund” and together with the Target Fund, individually a “Fund” and collectively the “Funds”).

The Board of Trustees of the Trust (the “Board”), on behalf of each the Target Fund and Survivor Fund, considered the Reorganization at meetings held on October 18 and 26, 2017, and the Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously approved the Reorganization. In approving the Reorganization, the Board determined that for each Fund: (i) participation in the Reorganization is in the best interest of the Fund and its shareholders; and (ii) the interests of the Fund’s shareholders would not be diluted because of the Reorganization.

In making these determinations, the Board engaged in a thorough review process, which included reviewing and considering information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the similarity of the investment objective of the Funds; the similarities and differences in the strategies, risks and investment policies of the Funds; the fee structures of each Fund (including related contractual expense limitation agreements); the role of Van Den Berg Management I, Inc. d/b/a CM Fund Advisors, the Funds’ investment advisor (the “Advisor”), and the expected continuity of portfolio management after the Reorganization; unrealized capital gains and tax loss carryforward implications in connection with the Reorganization; any expected repositioning of securities following the completion of the Reorganization; potential consequence if the Target Fund were to be closed instead of participating in the Reorganization; the Advisor’s strategic plans for the Survivor Fund following the Reorganization, including additional marketing plans; the anticipated U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact the Advisor would pay such costs; and the recommendation of the Advisor, among other relevant information. During its meetings on October 18 and 26, 2017, the Board had the opportunity to posit questions about the Reorganization to the Advisor, and considered information that was provided in response to those questions.

In addition, the Board considered potential advantages and disadvantages of the Reorganization and alternatives to the Reorganization. Some of the potential advantages of the Reorganization and resulting combination of the two Funds considered by the Board included: a likely lower annual fund operating expense ratio of the Survivor Fund after the Reorganization relative to the current annual fund operating expense ratio of the Target Fund; likely tax benefits related to the unrealized capital gains and tax loss carryforward of the Target Fund; likely economies of scale that could lower futures operating expenses; and likely better opportunity to grow assets in the Survivor Fund because of a current stronger market demand for small-cap value strategies versus all-cap strategies. Some of the potential disadvantages of the Reorganization considered by Board included: the changes in investment strategy for the shareholders of the Target Fund; the possible loss of assets from the Target Fund if shareholders choose to redeem their shares rather than participate in the Reorganization; and possible restrictions on the use of tax loss carryforwards. The Board determined that the potential advantages of the Reorganization outweighed the potential disadvantages. The Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.

The members of the Board (each a “Trustee” and together, the “Trustees”) did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Rather, the approval determinations were made based on each Trustee’s business judgment after consideration of all the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Board in making its determination:

•	After the Reorganization, shareholders will be invested in the Survivor Fund, which has the same investment objective as the Target Fund;

•
The same investment advisor, the Advisor, currently manages both Funds and the Advisor and the current portfolio manager of the Survivor Fund are expected to continue managing the Survivor Fund following the closing of the Reorganization;

•
Following the Reorganization, the total annual fund operating expense ratio of the Survivor Fund is expected to remain lower than the current total annual fund operating expense ratio of the Target Fund and the Reorganization is expect to benefit shareholders of both Funds because of anticipated operating efficiencies from a larger net asset size of the Survivor Fund following the Reorganization, resulting in a potential lower expense ratio for the Survivor Fund than its expense ratio prior to the Reorganization;

•	The Advisor has agreed to extend the Survivor Fund’s expense limitation agreement through July 1, 2019;

•	The proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and its shareholders;

•	The Advisor, not the Target Fund or the Survivor Fund, will pay all costs associated with the Reorganization;

•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as the value of their Target Fund shares in the Reorganization; and

•	The shareholders of both Funds will continue to have the ability to redeem their shares prior to the Reorganization.

After evaluating all the information and factors above, as well as other information and factors deemed relevant by the Board, and after consulting with legal counsel, the Board concluded that the terms of the Plan were reasonable and fair, and that the Reorganization was in the best interests of the Target Fund and its shareholders and that their financial interests would not be diluted as a result of the Reorganization. Therefore, the Board determined to approve the Reorganization and directed that the Plan be submitted to shareholders of the Target Fund for approval.

The Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about February 19, 2018, or such other date as is agreed to by the parties, provided that the Trust has obtained prior to that time an opinion of Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), legal counsel to the Trust, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned by the Trust, at any time at or before closing of the Reorganization.

The Advisor has agreed to pay all the expenses related to the Reorganization. Neither the Target Fund nor the Survivor Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $70,000. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement and Prospectus; legal, accounting, and other professional fees; proxy solicitation expenses; expenses of holding the Meeting and expenses incurred in connection with the dissolution and liquidation of the Target Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Target Fund and the Advisor also may solicit proxies, without special compensation, by telephone. If shareholders holding enough shares of the Target Fund do not approve the Reorganization, then it is expected that the Board may take any further action as it deems to be in the best interests of the Target Fund and its shareholders, including without limitation, continuing to operate the Target Fund or potentially closing and liquidating the Target Fund.

C. The Proposed Plan and Resulting Reorganization

If the Target Fund’s shareholders approve the Plan and Reorganization, and certain closing conditions are met, the Reorganization is expected to take place as follows:

•
the Target Fund will transfer all its assets to the Survivor Fund in exchange for the assumption by the Survivor Fund of the liabilities of the Target Fund and shares of the Survivor Fund having an aggregate net asset value equal to the value of the assets of the Target Fund reduced by the amount of such assumed liabilities and the liabilities to the Survivor Fund;

•	the distribution of such Survivor Fund shares to shareholders of the Target Fund in proportion to their Target Fund shares held immediately prior to the Reorganization; and
•	the Target Fund will be liquidated.

Shareholders of the Target Fund will not be assessed any redemption fees or any other shareholder fee in connection with the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will likely hold a smaller percentage of ownership in the combined Survivor Fund than he/she held in the Target Fund prior to the Reorganization.

D. Comparison of the Target Fund and the Survivor Fund

1. Investment Objectives and Principal Investment Strategies

The Target Fund and the Survivor Fund share the same investment objective, which is long-term capital growth. The Board has reserved the right to change the investment objective of either Fund upon at least 60 days’ prior written notice to the Fund’s shareholders. The principal investment strategies of the Target Fund and the Survivor Fund are different, as detailed in the section “Information About the Target Fund and the Survivor Fund – Principal Investment Strategies” below.

2. Investment Advisory Services

The Advisor serves as the investment advisor to both Funds and manages the investments in each Fund’s portfolio. The Advisor’s principal office is located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746. The Advisor has been engaged in the investment advisory business since 1974 under the assumed (d/b/a) names “Century Management” and “CM Fund Advisors.” While the Advisor serves as the investment advisor to both Funds, the portfolio managers of the Funds are different, as Messrs. Arnold Van Den Berg and Scott Van Den Berg are the portfolio managers of the Target Fund and Mr. James D. Brilliant is the portfolio manager of the Survivor Fund. The Advisor has entered into an Investment Advisory Agreement with each Fund and is paid by each Fund a monthly advisory fee at the annual rate of 1.00%. The Advisor has entered into an Expense Limitation Agreement (“ELA”) with each Fund with a different expense cap and term as discussed in more detail in the section “Comparison Fee Tables and Examples – Expense Limitation Agreement” below.

3. Distribution Services

For both Funds, Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is the principal underwriter and serves as the exclusive agent for the distribution of Fund shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or other approved entities.

4. Purchase and Redemption Procedures

The Funds have the same purchase and redemption procedures. Shares of each Fund may be purchased without imposition of an initial sales charge. Such shares of each Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. Each Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. If you purchase shares through a broker-dealer or other financial intermediary, you may be charged a fee by such broker-dealer or financial intermediary. Confirmations of all purchases or redemptions of Fund shares will be mailed to you if shares are purchased through the Fund. Certificates representing shares are not issued.

Shares of each Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Funds. The minimum initial investment for each Fund is generally $2,500 for taxable accounts and $1,000 for tax deferred and tax-exempt accounts. The minimum investment requirements for all Funds may be waived or reduced for any reason at the discretion of the Advisor.

5. Federal Tax Consequences of the Proposed Reorganization.

The Reorganization is expected to qualify as a tax-fee “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all its assets and liabilities to the Survivor Fund in exchange for shares of the Survivor Fund or as a result of its liquidation, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Survivor Fund in connection with the Reorganization. The Target Fund intends to sell about 20% of its portfolio in preparation of the Reorganization, which may result in capital gains or losses to the Target Fund. To the extent possible, the Target Fund will offset any capital gains incurred as part of this portfolio position with short- or long-term losses and any available capital loss carryforwards. The Adviser expects that all gains from the portfolio positioning will be offset by the Target Fund’s current realized losses and its capital loss carryforwards. As a result of the Reorganization, the Adviser expects that the Target Fund will transfer about $10 million in capital loss carryforwards to the Survivor Fund.

For purposes of the Reorganization, the Trust will have received on the closing date an opinion of Kilpatrick Townsend, legal counsel to the Trust, to the effect that Kilpatrick Townsend believes that the proposed Reorganization, if carried out as proposed, will more likely than not constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that: (i) no gain or loss will be recognized by the Target Fund upon the transfer of assets solely in exchange for shares of the Survivor Fund and its assumption of liabilities, if any, or by shareholders of the Target Fund upon their receipt of shares of the Survivor Fund; (ii) the tax basis for the shares of the Survivor Fund received by shareholders will be the same as their tax basis for the shares of the Target Fund to be constructively surrendered in exchange therefore; and (iii) the holding period of the shares of the Survivor Fund to be received in connection with the Reorganization will include the period during which the shares of the Target Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS

Although the Funds have different principal investment strategies, their principal risks are the substantially the same, as set forth below. The primary difference between the risks of the Target Fund and the risks of the Survivor Fund is the higher risk of exposure to small capitalization companies by the Survivor Fund. As previously noted, the Target Fund may invest in companies of any size whereas the Survivor Fund’s principal investment strategy provides that under normal circumstances the Fund will invest at least 80% of its total assets in the securities of small capitalization companies.

All investments carry risks, and an investment in each Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in each Fund. To help you understand the risks of investing in each Fund, the principal risks of an investment in the Fund are generally described below.

Market Risk – Stock prices are volatile. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. The Fund’s share price will change daily based on many factors that may generally affect the stock market, including fluctuations in interest rates, national and international economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically and rapidly, and you could lose money over short or long-term periods.

Management Style Risk – Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund intends to invest primarily in value-oriented stocks (stocks that the Advisor believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stocks (e.g., “growth” stocks selected for growth potential), or that have a broader investment style.

Business and Sector Risk – To the extent the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect a sector or certain companies within that sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector or certain companies within a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

Small Cap(italization) Risk (Target Fund) –Stocks of small capitalization (“small cap”) companies generally have more risks than those of larger companies. This greater risk is, in part, attributable to the fact that small cap companies may have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Because small cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Due to these and other factors, small cap companies may be more susceptible to market downturns, and their stock prices may be more volatile and less liquid than those of larger companies. In addition, the market for small cap securities may be more limited than the market for larger companies.

Small Cap Risk (Survivor Fund) – Stocks of small cap companies generally have more risks than those of larger companies. This greater risk is, in part, attributable to the fact that small cap companies may have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Because small cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities. Due to these and other factors, small cap companies may be more susceptible to market downturns, and their stock prices may be more volatile and less liquid than those of larger companies. In addition, the market for small cap securities may be more limited than the market for larger companies.

Interest Rate Risk – Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates. In addition, to the extent the Fund invests in fixed income securities, the Fund will be subject to the risk that, in general, prices of fixed income securities will decline when interest rates rise. These fluctuations in fixed income security prices will be more marked with respect to long-term bonds than with respect to short-term bonds and with respect to lower-rated securities than with respect to higher-rated securities. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and the likelihood of a general rise in interest rates.

Credit Risk – The Fund’s fixed income securities will be subject to credit risks. Issuers of fixed income securities who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their fixed income securities when due. Additionally, issuers of fixed income securities may be unable to repay the principal upon maturity of their fixed income securities. These “credit risks” are reflected in the credit ratings assigned to fixed income securities by organizations such as Moody’s, S&P or Fitch and may cause the price of a fixed income security to decline and may affect liquidity for the security. Normally, fixed income securities with lower credit ratings will have higher yields than fixed income securities with the highest credit ratings, reflecting the relatively greater risk of fixed income securities with lower credit ratings.

Maturity Risk – Maturity risk is another factor that can affect the value of the Fund’s fixed income security holdings. In general, but not in all cases, the longer the maturity of a fixed income security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to extent it is invested in fixed income securities with longer maturities. This risk may be heightened given the current historically low interest rate environment and the likelihood of increases in those rates in the near future.

Liquidity Risk – Liquidity risk is the risk that a particular investment cannot be sold at an advantageous time or price. For example, if a fixed income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

Risks Related to Other Equity Securities – In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Risks of Investments in Other RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund or ETF is subject to the risk that the closed-end fund or ETF may trade at prices significantly different from its net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

III.	COMPARISON FEE TABLES AND EXAMPLES

A. Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Target Fund and the Survivor Fund. The expenses for the Funds are based on expenses incurred by the Funds during their most recently completed fiscal year ended February 28, 2017, as restated to reflect current fees.

FEES AND EXPENSES
	Target Fund	Survivor Fund	Pro Forma Combined

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Redemption Fee (as a percentage of the amount redeemed within 180 days after purchase)	None	1.00%	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service Fees	None	None	None
Other Expenses	0.39%	0.45%	0.32%
Acquired Fund Fees and Expenses	0.05%	0.02%	0.04%
Total Annual Fund Operating Expenses(1), (2)	1.44%	1.47%	1.36%
Fee Waivers and Expense Reimbursements(3)	-	(0.20)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.44%	1.27%	1.29%

(1)
“Total Annual Fund Operating Expenses” of the Target Fund will not correlate to the ratios of expenses to average net assets in the Target Fund’s Financial Highlights, which reflect the operating expenses of the Target Fund and do not include “Acquired Fund Fees and Expenses.”

(2)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements” of the Survivor Fund will not correlate to the ratios of expenses to average net assets in the Survivor Fund’s Financial Highlights, which reflect the operating expenses of the Survivor Fund and do not include “Acquired Fund Fees and Expenses.”

(3)
The Advisor has entered into an Expense Limitation Agreement with the Survivor Fund under which it has agreed until July 1, 2019 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.25% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2019 without the approval of the Board of the Trust.

B. Example

This example will help you compare the cost of investing in the Target Fund and the Survivor Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the specified fund for the periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except that the contractual agreement to waive management fees and reimburse expenses remains in effect until July 1, 2018 for the Target Fund and July 1, 2019 for the Survivor Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Target Fund	Survivor Fund	Pro Forma Combined
1 Year	$147	$129	$131
3 Years	$456	$445	$416
5 Years	$787	$784	$731
10 Years	$1,724	$1,740	$1,622

C. Expense Limitation Agreements

The Advisor has entered into an ELA with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, acquired fund fees and expenses as that term is described in the Fund’s prospectus (“Acquired Fund Fees and Expenses”), and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act (a “12b-1 Plan”)) to not more than 1.50% of the average daily net assets of the Target Fund and not more than 1.25% of the average daily net assets of the Survivor Fund. The ELA of the Target Fund is effective until July 1, 2018; the ELA of the Survivor Fund is effective until July 1, 2019. It is expected that the ELA will continue from year-to-year provided such continuance is approved by the Board. The ELA may also be terminated by the Advisor and the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in each ELA.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The Plan sets forth the terms by which the Target Fund will be reorganized into the Survivor Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A. Summary of the Proposed Reorganization

The Plan provides that upon the transfer of all the assets and all the liabilities of the Target Fund to the Survivor Fund on the closing date of the Reorganization (“Closing Date”), the Survivor Fund will issue to the Target Fund that number of full and fractional shares having an aggregate NAV equal in value to the aggregate NAV of the Target Fund’s shares then outstanding, calculated as of the close of business on the Closing Date (the “Valuation Date”). The Target Fund will then distribute the shares it receives from the Survivor Fund to shareholders of the Target Fund in proportion to their holdings of such shares in the Target Fund, in liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund based on their respective holdings in the Target Fund as of the Valuation Date.

Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Survivor Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the Target Fund as of the Valuation Date. Such shares will be held in an account with the Survivor Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder. As a result of the Reorganization, however, a shareholder of the Target Fund will likely hold a smaller percentage of ownership in the combined Survivor Fund than he/she held in the Target Fund prior to the Reorganization.

Until the Valuation Date, shareholders of the Target Fund will continue to be able to redeem its shares as stated in the Target Fund’s Prospectus. Redemption and purchase requests received by the Target Fund’s transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the Survivor Fund. After the Reorganization, all the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to certain conditions, including, without limitation, the receipt of a legal opinion from Kilpatrick Townsend, counsel to the Trust, addressed to the Trust. The opinion will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be on or about February 19, 2018, or such other date as is agreed to by the parties.

The Plan may not be changed except by a written agreement signed by each party to the Plan.

B. Description of the Survivor Fund Shares

The Survivor Fund shares issued to the Target Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Survivor Fund shares may be sold and redeemed based upon the NAV of the Survivor Fund next determined after receipt of the purchase or redemption request, as described in the Survivor Fund’s prospectus.

C. Reasons for the Reorganization Considered by the Board

The Board, including a majority of the Independent Trustees, has concluded that the proposed Reorganization is in the best interests of the Target Fund’s and the Survivor Fund’s shareholders and that the Reorganization will not dilute the financial interests of the shareholders of the Target Fund or the Survivor Fund.

The reasons for the Reorganization are described above under “Synopsis - Reasons for the Reorganization and Board Deliberations”.

D. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Kilpatrick Townsend, counsel to the Trust, has been asked to deliver to the Trust, on behalf of the Survivor Fund and the Target Fund, an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion substantially to the effect that, based on existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

•
the transfer of the assets of the Target Fund solely in exchange for Survivor Fund shares and the assumption by the Survivor Fund of the liabilities of the Target Fund followed by the distribution of Survivor Fund shares to shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Plan, will, more likely than not, constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Survivor Fund and the Target Fund will, more likely than not, each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
under Section 1032 of the Code, no gain or loss will, more likely than not, be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for Survivor Fund shares and the assumption by the Survivor Fund of the liabilities of the Target Fund;

•
under Section 361 and 357(a) of the Code, no gain or loss will, more likely than not, be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Survivor Fund solely in exchange for Survivor Fund shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of Survivor Fund shares to shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•
under Section 354 of the Code, no gain or loss will, more likely than not, be recognized by the shareholders upon the exchange of their Target Fund shares solely for Survivor Fund shares pursuant to the Reorganization;

•
under Section 358 of the Code, the aggregate tax basis of Survivor Fund shares received by each Target Fund shareholder pursuant to the Reorganization will, more likely than not, be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

•
under Section 1223(1) of the Code, the holding period of Survivor Fund shares to be received by each Target Fund shareholder pursuant to the Reorganization will, more likely than not, include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•
under Section 362(b) of the Code, the tax basis of the assets acquired by the Survivor Fund will, more likely than not, be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as result of gain recognized on the transfer of certain assets of the Target Fund; and

•
under Section 1223(2) of the Code, the holding period of the assets in the hands of the Survivor Fund will, more likely than not, include the period during which those assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Survivor Fund.

Although the Target Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, the Funds have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The Kilpatrick Townsend opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with Kilpatrick Townsend. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Target Fund shares and the fair market value of the shares of the Survivor Fund he or she received in the Reorganization.

The tax attributes, including some of the capital loss carryforwards, of the Target Fund will be conveyed to the Survivor Fund in the Reorganization. The ability of the Survivor Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains will not be limited materially as a direct result of the Reorganization. As a result of the Reorganization, the Advisor expects that the Target Fund will transfer about $10 million in capital loss carryforwards to the Survivor Fund.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E. Comparison of Shareholder Rights

Both the Target Fund and the Survivor Fund are each a separate series of the Trust and therefore the rights of shareholders of both Funds are similar. For more information, refer to the June 28, 2017 SAI for the Target Fund and the Survivor Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F. Capitalization

The following table shows the capitalization of the Target Fund and the Survivor Fund and the pro forma combined capitalization of the Survivor Fund on an unaudited basis as of August 31, 2017 as if the Reorganization had occurred on that date:

	Target Fund	Survivor Fund	Pro Forma Combined
Net assets	60,002,181	41,497,619	101,499,800
Shares outstanding	5,475,884	4,237,030	10,365,956
NAV	$10.96	$9.79	$9.79

V.	INFORMATION ABOUT THE TARGET FUND AND THE SURVIVOR FUND

A. Investment Objective

The Target Fund and the Survivor Fund share the investment objective of long-term capital growth. The Board has reserved the right to change the investment objective of either Fund upon at least 60 days’ prior written notice to the Fund’s shareholders.

B. Principal Investment Strategies

Principal Investment Strategies: The Target Fund and the Survivor Fund have different principal investment strategies. While both Funds primarily invest in equity securities that the Advisor believes are undervalued, the Target Fund may invest in issuers of any size while the Survivor Fund’s principal investment strategy provides that under normal circumstances the Fund will invest at least 80% of its total assets in the equity securities of small capitalization issuers. Below is a description of the principal investment strategies of both Funds.

The Target Fund’s Principal Investment Strategy

To meet its investment objective, the Target Fund invests primarily in equity securities of companies that the Advisor believes are undervalued. The Target Fund typically invests in common stocks, although it may also invest in other equity securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, and warrants). In addition, the Target Fund retains the flexibility to invest in fixed income securities (e.g., corporate bonds or U.S. Government securities) or cash or cash equivalents (e.g., shares of money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Advisor believes they offer more attractive opportunities.

Equity Securities. In selecting equity securities for the Target Fund’s portfolio, the Advisor:

•
Applies research models to determine a company’s intrinsic value. Intrinsic value is a concept that refers to what a company is “really” worth. Investment advisors that use intrinsic value (like the Advisor) believe that a company’s real value can be best determined by analyzing business, financial, and other factors about the company and its market, and that a company’s market price gravitates toward its intrinsic value over time. Accordingly, if the market price of the company’s securities is above the Advisor’s determination of its intrinsic value, the Advisor believes that the market price will, over time, fall. If the market price is below its intrinsic value, then the Advisor believes it will, over time, rise.

•	Compares the company’s intrinsic value to the market prices of the company’s securities; and

•	Seeks to purchase equity securities of companies that appear to be “bargains” (i.e., securities that are trading at a significant discount to their intrinsic value).

In an effort to determine a company’s intrinsic value, the Advisor’s research models utilize various quantitative, qualitative, fundamental, and other factors about a company and its business. This information can include, without limitation, historical analysis, acquisition analysis, discounted free cash flow models and leveraged buyout models. The Advisor also monitors acquisition prices for companies in various industries, and may communicate with companies, their suppliers and customers as part of its research process. Because a company’s business, financial, and market circumstances are always changing, the Advisor evaluates intrinsic value for companies in and out of its portfolio on a regular basis.

The Target Fund may invest in equity securities of companies of any size or in any sector. The Target Fund’s equity securities may be traded on a national securities exchange or over-the-counter.

Fixed Income Securities. While income from fixed income securities (i.e., interest payments made on bonds and notes) will be a consideration in analyzing potential fixed income securities for the Target Fund, the Advisor’s primary criteria for fixed income securities relates to their appreciation potential. In selecting fixed income securities for the Target Fund, the Advisor generally:

•
Reviews the maturity, yield, and ratings from nationally recognized statistical rating organizations (including Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”)) of a fixed income security, both independently and in relation to the Target Fund’s current portfolio;

•	Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

•
Seeks to purchase fixed income securities that the Advisor believes (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities, and yields then targeted for the Target Fund); and (ii) offer opportunities for price appreciation.

The Target Fund may, without limitation, purchase fixed income securities of any maturity or yield, provided that corporate debt obligations shall primarily be “investment grade” securities rated in one of the four highest rating categories by any nationally recognized statistical rating organization or, if not so rated, will be of equivalent quality in the opinion of the Advisor. The Target Fund may also, without limitation, purchase fixed income securities in any sector and issued by any size company, municipality or government body.

In addition to investing directly in equity and fixed income securities, the Target Fund may, at times, invest in shares of other registered investment companies (“RICs”), such as exchange traded funds (“ETFs”), that invest primarily in equity and/or fixed income securities.

While the Target Fund’s primary focus is on investments in equity and fixed income securities, the Target Fund may invest in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Advisor believes the equity and fixed income securities markets offer limited investment opportunity or are overpriced. At times, the Target Fund may hold a significant portion of its assets in cash or cash equivalent positions for extended periods of time while the Advisor waits for the equity and fixed income securities markets to offer more attractive opportunities.

Survivor Fund’s Principal Investment Strategy

To meet its investment objective, the Survivor Fund invests primarily in equity securities of small capitalization companies (“small cap”) that the Advisor believes are undervalued. Under normal circumstances, at least 80% of the Survivor Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in small cap equity securities, which may include shares of other RICs, such as ETFs, that invest primarily in small cap equity securities. Survivor Fund shareholders will be provided with at least 60 days’ prior notice of any change in the foregoing policy.

In managing the Survivor Fund, the Advisor seeks to provide a consistent positive return over the long-term. The Advisor will focus on allocating the assets of the Survivor Fund to those securities and sectors the Advisor believes are best suited to provide positive returns rather than focus on any particular individual security or sector weighting simply because a particular index is modeled a particular way. The Survivor Fund considers a small cap company to be one that has a market capitalization, measured at the time the Fund purchases the securities, not exceeding the greater of (i) $2.5 billion or (ii) the capitalization of the largest company by market cap as reported by the Russell 2000 Value Index (as reported by the index as of the most recent quarter-end). The Russell 2000 Value Index is a broad index of small capitalization stocks. As of May 31, 2017, the capitalization of the largest company by market cap in the Russell 2000 Value Index was $10.2 billion. The market capitalization of a company in the Survivor Fund’s portfolio may change over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization increases above this ceiling.

The Survivor Fund typically invests in common stocks, although it may also invest in other equity securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, warrants and other RICs). In addition, the Survivor Fund retains the flexibility to invest up to 20% of its net assets in other equity securities (including stock of medium or large capitalization companies), fixed income securities (e.g., corporate bonds or U.S. Government securities) or cash or cash equivalents (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Advisor believes they offer more attractive opportunities. The Survivor Fund may purchase fixed income securities of any maturity or yield, provided that corporate debt obligations shall primarily be “investment grade” securities rated in one of the four highest rating categories by any nationally recognized statistical rating organization or, if not so rated, will be of equivalent quality in the opinion of the Advisor. The Survivor Fund may also purchase fixed income securities in any sector and issued by any size company, municipality or government body.

In selecting equity securities for the Survivor Fund’s portfolio, the Advisor:

•
Applies research models to determine a company’s intrinsic value. Intrinsic value is a concept that refers to what a company is “really” worth. Investment advisors that use intrinsic value (like the Advisor) believe that a company’s real value can be best determined by analyzing business, financial, and other factors about the company and its market, and that a company’s market price gravitates toward its intrinsic value over time. Accordingly, if the market price of the company’s securities is above the Advisor’s determination of its intrinsic value, the Advisor believes that the market price will, over time, fall. If the market price is below its intrinsic value, then the Advisor believes it will, over time, rise;

•	Compares the company’s intrinsic value to the market prices of the company’s securities; and

•	Seeks to purchase equity securities of companies that appear to be “bargains” (i.e., securities that are trading at a significant discount to their intrinsic value).

In an effort to determine a company’s intrinsic value, the Advisor’s research models utilize various quantitative, qualitative, fundamental, and other factors about a company and its business. This information can include, without limitation, historical analysis, acquisition analysis, discounted free cash flow models and leveraged buyout models. The Advisor also monitors acquisition prices for companies in various industries, and may communicate with companies, their suppliers and customers as part of its research process. Because a company’s business, financial, and market circumstances are always changing, the Advisor evaluates intrinsic value for companies in and out of its portfolio on a regular basis.

The Survivor Fund may invest in equity securities of companies in any sector and the securities may be traded on a national securities exchange or over-the-counter. At times, the Survivor Fund may hold a significant portion of its assets in cash or cash equivalent positions for extended periods of time while the Advisor waits for the securities markets to offer more attractive opportunities.

C. Other Information about the Funds’ Investment Objectives, Investment Strategies, and Related Risks

Each Fund’s investment objective may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders. An investment in the Funds should not be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle.

Each Fund generally sell securities when the Advisor believes other opportunities are more attractive or that such securities are unlikely to benefit from current business, market, and economic conditions.

Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. Although the investment strategies of the Target Fund and the Survivor Fund emphasize longer-term investments that typically result in portfolio turnover of less than 100%, these Funds may, from time to time, have a higher portfolio turnover when the Advisor’s implementation of the Fund’s investment strategy or a temporary defensive position results in more frequent portfolio trading. Since trading equity securities normally costs a Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on such Fund’s performance. In addition, because sales of securities in each Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if a Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

To the extent a Fund makes investments regulated by the Commodity Futures Trading Commission (“CFTC”), it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA. If a Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

D. Fees and Expenses

For its services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Target Fund. For its services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Survivor Fund. For more information, please see the discussion under “Comparison Fee Tables and Examples”.

E. Performance and Portfolio Turnover

If the Reorganization is approved by shareholders of the Target Fund, the Survivor Fund is expected to retain its performance history. The performance histories of both the Target Fund and the Survivor Fund are presented below. The bar chart and table that follow provide some indication of the risks of investing in each Fund by showing changes in its performance from year-to-year and by showing how each Fund’s average annual total returns for one, five, and ten-year periods compare with those of a broad-based securities market index. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. Updated performance information, current through the most recent month end, is available by calling the Funds at 1-888-859-5856.

CM Advisors Fund
Calendar Year Returns

CM Advisors Small Cap Value Fund
Calendar Year Returns

The year-to-date (as of October 31, 2017) return for the Target Fund is -6.35. The year-to-date return for the Survivor Fund is -4.07.

Quarterly Returns during This Period

Target Fund		Survivor Fund
Highest Quarter	Lowest Quarter	Highest Quarter	Lowest Quarter
18.76%	-25.65%	19.85%	-19.47%
(6/30/2009)	(12/31/2008)	(12/31/2016)	(9/30/2015)

The following table shows the Fund’s average annual total returns (after applicable sales charges) for the periods ended December 31, 2016 to those of appropriate broad-based indices.

Average Annual Total Returns (for periods ended December 31)
Target Fund	One Year	Five Years	Ten Years	Since Inception (4/15/2011)
Return Before Taxes	42.15%	6.33%	1.42%	-
Return After Taxes on Distributions	42.02%	6.26%	1.24%	-
Return After Taxes on Distributions and Sale of Fund Shares	23.94%	4.95%	1.12%	-
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	18.40%	14.81%	5.76%	-
Survivor Fund
Return Before Taxes	57.22%	9.31%	-	6.33%
Return After Taxes on Distributions	56.67%	8.55%	-	5.62%
Return After Taxes on Distributions and Sale of Fund Shares	32.50%	7.30%	-	4.90%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	31.74%	15.07%	-	11.02%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an IRA. Returns After Taxes on Distributions and Sales of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of fund shares.

During the Target Fund’s most recent fiscal year, its portfolio turnover rate was 17% of the average value of its portfolio.

During the Survivor Fund’s most recent fiscal year, its portfolio turnover rate was 28% of the average value of its portfolio.

F. Investment Advisor and Portfolio Managers

The Advisor serves as the Funds’ investment advisor and manages the investments in each Fund’s portfolio. The Advisor’s principal office is located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746. The Advisor has been engaged in the investment advisory business since 1974 under the assumed (d/b/a) names “Century Management” and “CM Fund Advisors.”

The Advisor has entered into an Investment Advisory Agreement with each Fund (the “Advisory Agreements”), under which the Advisor selects the securities and manages the investments for the Funds, subject to the oversight of the Board. Under the Advisory Agreements, the Target Fund and the Survivor Fund each pay the Advisor a monthly fee at the annual rate of 1.00% of its average daily net assets. The total management fee paid, as a percentage of average net assets, for the fiscal year ended February 28, 2017 was 1.00% for the Target Fund. The total management fee paid, as a percentage of average net assets, for the fiscal year ended February 28, 2017 was 0.79% for the Survivor Fund, net of fee waivers.

The Advisor has entered into an ELA with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Target Fund and not more than 1.25% of the average daily net assets of the Survivor Fund. It is expected that the ELAs will continue from year-to-year provided such continuance is approved by the Board. The ELAs may also be terminated by the Advisor and the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in each ELA.

Arnold Van Den Berg and Scott Van Den Berg are jointly and primarily responsible for the day-to-day management of the Target Fund. Mr. Arnold Van Den Berg is Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor. He oversees the management and administration of the Funds and has served as co-portfolio manager or a member of an investment committee managing the Target Fund since its inception. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business for over 44 years. Mr. Scott Van Den Berg is President and Chief Operations Officer and Portfolio Manager of the Advisor. He is a Certified Financial Planner (CFP®) and has been employed by the Advisor since 1993. Mr. Scott Van Den Berg has more than 29 years of financial industry experience and has managed the Target Fund between 2009 and 2011 and since 2014.

James D. Brilliant is primarily responsible for the day-to-day management of the Survivor Fund. Mr. Brilliant is Chief Financial Officer, Co-Chief Investment Officer and Portfolio Manager of the Advisor. He is a Chartered Financial Analyst (CFA) and has been employed by the Advisor since 1986. Mr. Brilliant has more than 29 years of investment management and financial analysis experience. Mr. Brilliant has managed the Survivor Fund since its inception.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

A discussion of the factors considered by the Board in its most recent approval of the Advisory Agreements for the Fund, including the Board’s conclusions with respect thereto, is available in the Funds’ Annual Report to shareholders for the fiscal year ended February 28, 2017. You may obtain a copy of the Funds’ Annual Report, without charge, upon request of the Funds.

G. Board of Trustees

Each Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on November 22, 2002. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of each Fund’s business affairs.

H. Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include the following: (i) providing office space, equipment and officers and clerical personnel to the Funds; (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services; (iii) recordkeeping; (iv) regulatory, compliance and reporting services; (v) processing shareholder account transactions and disbursing dividends and distributions; and (vi) supervising custodial and other third party services.

I. Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as the custodian of the Funds’ securities.

J. Other Expenses

Other Expenses. In addition to the investment advisory fees, each Fund pays all expenses not expressly assumed by the Advisor, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the fees and expenses of its administrator and transfer agent; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Annual Fund Operating Expenses. In the section entitled “Fees and Expenses” above, the “Total Annual Fund Operating Expenses” are based upon the actual expenses incurred by the applicable Fund for the fiscal year ended February 28, 2017, as restated to reflect current fees.

K. How the Fund Values its Shares and Purchase and Redemption of Fund Shares

How the Fund Values its Shares

The net asset value (“NAV”) of each Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate a Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations. Each Fund’s fixed-income securities are valued on the basis of prices provided by independent pricing services selected by the Administrator and approved by the Board. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded, such as a small cap stock, or so recently issued that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds’ NAV calculation; (iii) the value of a portfolio security, such as a fixed income security which may be valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iv) the exchange on which the portfolio security is principally traded closes early; or (v) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculation. Pursuant to policies adopted by the Board, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Board (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Board monitors and evaluates the Funds’ use of fair value pricing, and periodically reviews the results of any fair valuation under the Funds’ policies. To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940 and not traded on an exchange, the Fund’s NAV with respect to those assets is calculated based upon the NAV reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Funds invest are listed primarily on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when you will not be able to purchase or redeem shares of the Funds.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form. See “How to Buy Shares” and “How to Redeem Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. Redemptions of Target Fund or Survivor Fund shares may be subject to a redemption fee (see “How to Redeem Shares - Redemption Fee” for details).

How to Buy Shares

Shares of each Fund may be purchased without imposition of an initial sales charge. Such shares of each Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. Each Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. If you purchase shares through a broker-dealer or other financial intermediary, you may be charged a fee by such broker-dealer or financial intermediary. Confirmations of all purchases or redemptions of Fund shares will be mailed to you if shares are purchased through the Fund. Certificates representing shares are not issued.

Minimum Initial Investment. Shares of each Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Funds. The minimum initial investment for each Fund is generally $2,500 for taxable accounts and $1,000 for tax deferred and tax-exempt accounts. The minimum investment requirements for all Funds may be waived or reduced for any reason at the discretion of the Advisor.

Opening an Account. An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application;
•	Enclose a check payable to the applicable Fund; and
•	Mail the application and the check to the Transfer Agent at the following address:

CM Advisors Family of Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Funds or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-888-859-5856. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made.

The Funds require advance notification of all wire purchases to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by a Fund when the authorized broker, or broker-authorized designee, receives your purchase order. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments. Once an account is opened, additional purchases of Fund shares may be made at any time. There is no minimum additional investment amount except for those participating in an automatic investment plan described below. Additional purchases may be made:

•
By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Funds as a result of any check returned for insufficient funds.

•	By wire transfer from your financial institution as described under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-859-5856 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plan. You may make automatic monthly or quarterly investments in a Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on the 15th (or first business day thereafter if the 15th falls on a weekend or holiday) and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan that allows you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Please call 1-888-859-5856 for more information.

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Funds based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Funds may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund’s NAV.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Frequent Trading Policies. Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares.

The Funds discourage and do not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to Frequent Trading. Instead the Funds use a subjective approach that permits them to reject any purchase order that a Fund believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Combined Proxy Statement and Prospectus and the Target Fund’s Prospectus. The Funds’ policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Combined Proxy Statement and Prospectus and the Target Fund’s Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

A redemption fee is charged on redemptions of shares of the Target Fund or the Survivor Fund occurring within 180 days of the purchase of such shares. The fee is intended to defray the costs of liquidating an investor’s position in the Fund and to discourage Frequent Trading of Fund shares. See the section entitled “How to Redeem Shares – Redemption Fee” for additional information on the redemption fee.

Although the Funds have taken steps to discourage Frequent Trading of Fund shares, they cannot guarantee that such trading will not occur.

How to Exchange Shares

Shares of a Fund may be exchanged for any other series of the Trust. However, you must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-888-859-5856. Please provide the following information:

•	Your name and telephone number;
•	The exact name of your account and your account number;
•	Taxpayer identification number (usually your Social Security number);
•	Dollar value or number of shares to be exchanged;
•	The name of the Fund from which the exchange is to be made; and
•	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

How to Redeem Shares

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to CM Advisors Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP Medallion”) program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-859-5856.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

By Wire Transfer. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Custodian. The Funds reserve the right, upon 30 days’ written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by a Fund when the authorized broker, or broker-authorized designee, receives the redemption order. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Payment. The length of time the Funds typically expect to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Funds expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the Funds expect to mail the check within one to three business days; and
•	For payment by wire or ACH, the Funds expect to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances, as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemption Fee. A redemption fee of 1% of the dollar value of the shares redeemed, payable to the Survivor Fund, is imposed on any redemption of shares of the Survivor Fund occurring within 180 days of the date of purchase. No redemption fee will be imposed on the exchange of shares of one Fund for shares of another Fund, involuntary redemptions of accounts below the minimum investment amount, the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. If you are a Target Fund shareholder who receives Survivor Fund shares in exchange for those Target Fund shares as a result of the Reorganization, the date on which you originally acquired your Target Fund shares will be deemed, solely for purposes of determining whether a redemption fee applies, as the date on which the Survivor Fund shares were purchased. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. This exemption is available only for shares held at the time of death or initial determination of disability and if the Fund is notified of the requested exemption at the time of the redemption request. The Survivor Fund may require further documentation in connection with these waivers.

The Target Fund does not impose a redemption fee.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Funds typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the applicable Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the applicable Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, a redemption of more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the applicable Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro rata amount of the applicable Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay any applicable taxes and brokerage charges associated with selling the securities.

L. Taxes, Dividends, and Distributions

Federal Taxes. The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Each Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by a Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

As part of the Emergency Economic Stabilization Act of 2008, mutual fund companies, including the Funds, are required to report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, the Funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, that shareholder must contact the Funds at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisors about federal, state and local tax consequences of an investment in the Funds.

Distributions. Each Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

M. Financial Highlights

Each Fund’s financial highlights Fund are attached hereto as Appendix C.

N. Distribution Arrangements

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is the principal underwriter for each Fund and serves as the exclusive agent for the distribution of Fund shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or other approved entities.

O. Investment Policies

Each of the Target Fund and the Survivor Fund is subject to certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of a Fund’s outstanding voting securities (as such term is defined in the 1940 Act); non-fundamental investment restrictions can be changed without such consent of the holders of a majority of a Fund’s outstanding voting securities. Please see “Comparison of Fundamental and Non-Fundamental Investment Policies” attached hereto as Appendix B for more information regarding the Target Fund’s and the Survivor Fund’s policies.

VI.	VOTING INFORMATION

The Board has fixed the close of business on December 1, 2017 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Target Fund entitled to vote, as defined under the 1940 Act.

The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Target Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of the Target Fund. A vote of shareholders of the Survivor Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal.

You may revoke a proxy once it is given by providing written notice to the Target Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of the Target Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Target Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the Reorganization. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Treating broker non-votes as votes against the Reorganization may have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. To prevent this result, the Target Fund may request that selected brokers or nominees, in their discretion, withhold submission of broker non-votes to avoid the need for solicitation of additional votes in favor of the proposal. The Target Fund also may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum. Broker non-votes will not be voted “for” or “against” any adjournment.

Solicitation of Proxies. The Target Fund has engaged Okapi Partners, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $7,750 plus out-of-pocket expenses. Pursuant to this arrangement, Okapi Partners has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures, but proxies may also be solicited through further mailings, by telephone, over the Internet and/or in person by representatives of the Target Fund, certain employees of the Advisor, their affiliate(s), or Okapi Partners. The Advisor will bear the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies. The estimated costs of the proxy solicitation are $15,378.95.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Target Fund, the Advisor, or Okapi Partners. Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Target Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Target Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote via the internet go to the website that appears on the enclosed proxy card and follow the instructions.

Shareholders of the Target Fund are entitled to cast one vote for each share owned on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Costs. The Advisor has agreed to bear all costs and expenses in connection with the Reorganization. Neither the Target Fund nor the Survivor Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $70,000.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Survivor Fund, which may also be redeemed at NAV.

Share Ownership. As of the Record Date, there were 4,133,735 and 4,176,665 outstanding shares of the Target Fund and the Survivor Fund, respectively.

As of the Record Date, the Trustees and officers of the Target Fund owned less than 1% of the outstanding shares of the Target Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency, or custodial customers. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Target Fund:

Name and Address of Record Owner	% Ownership
TD Ameritrade* FBO its Customers P.O. Box 2226 Omaha, Nebraska 68103-2226	26.26
Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	24.62
*	The Target Fund believes that such entity does not have a beneficial interest of such shares.

Voting Authority of the Advisor. Certain clients of the Advisor have delegated proxy voting responsibility to the Advisor pursuant to the terms of their agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these clients the shares held by the clients in the Target Fund. The Advisor will vote any shares of the Target Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its proxy voting policies and procedures, the Advisor has determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Advisor voting on the Reorganization. The Advisor, following careful analysis and consideration, has concluded that the implementation of the Reorganization is in the best interests of the Target Fund.

As of the December 1, 2017, the Advisor (or its employees) possessed voting power for approximately 41% of the shares of the Target Fund, and therefore can control whether the Reorganization is approved.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. The Advisor will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Target Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in their discretion.

VII.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Survivor Fund will be passed upon by Kilpatrick Townsend.

VIII.	EXPERTS

The financial statements of the Target Fund and the Survivor Fund are incorporated into this Combined Proxy Statement and Prospectus by reference from the Funds’ Annual Report on Form N-CSR for the fiscal year ended February 28, 2017 have been audited by BBD LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

IX.	INFORMATION FILED WITH THE SEC

Documents that relate to the Funds are available, without charge, by writing to either Fund at, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling toll-free 1-888-859-5856.

The Funds are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

PROXY	PROXY

CM ADVISORS FAMILY OF FUNDS
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

PROXY PROXY

CM ADVISORS FAMILY OF FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2018
805 LAS CIMAS PARKWAY, SUITE 430, AUSTIN, TEXAS 78746

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the CM Advisors Fund (the "Target Fund") hereby appoints Scott Van Den berg, Bo J. Howell, and Tom Steed, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the CM Advisors Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 19, 2018 at 1:30 p.m., Eastern Time, at the offices of Ultimus Fund Solutions, LLC, the Trust's administrator, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____

Signature(s) (Title(s), if applicable)

____

____

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of November 21, 2017, by CM Advisors Family of Funds, a Delaware statutory trust (the “Trust”), on behalf of its CM Advisors Fund (the “Target Fund”) and its CM Advisors Small Cap Value Fund (the “Survivor Fund” and the Target Fund and the Survivor Fund are sometimes referred to herein, each as a “Fund” and collectively, as the “Funds.”), and, solely for the purposes of paragraphs 3.3 and 5, Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), advisor to the Funds (the “Advisor”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund, and of and by the Trust on a Fund’s behalf, shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust on that Fund’s behalf, and (3) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders of the Target Fund in exchange for their shares of beneficial interest of the Target Fund in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (the foregoing transaction being referred to herein collectively as a “Reorganization”).

The Trust’s board of trustees (the “Board”), including a majority of the Board’s trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund currently offers one class of shares (“Target Fund Shares”) and Survivor Fund currently offers one class of shares (“Survivor Fund Shares”).

In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

I.	PLAN OF REORGANIZATION AND TERMINATION

A. Subject to the requisite approval of the Target Fund’s shareholders and the terms and conditions set forth herein, the Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Survivor Fund. In exchange therefor, the Survivor Fund shall:

1. issue and deliver to Target Fund the number of full and fractional Survivor Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding (the Survivor Fund shares exchanged hereby referred to as the “Exchanged Survivor Fund Shares”); and

2. assume all of the Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2. The Assets shall consist of all assets and property of every kind and nature, without limitation, including all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records the Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Target Fund’s books at that time.

1.3. The Liabilities shall consist of all of the Target Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Effective Time whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 5, which are borne by the Advisor).

1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder. The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5. The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information. For purposes of the Reorganization, the NAV per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s NAV per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information. All computations of value and NAV shall be made by Ultimus Fund Solutions, LLC in accordance with its regular practice of pricing the shares and assets of each Fund pursuant to the Trust’s valuation and pricing policies and procedures. In the event that on the Closing Date, either: (a) the New York Stock Exchange (the “NYSE”) or another primary exchange on which the portfolio securities of the Survivor Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Survivor Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

1.6. Any transfer taxes payable on the issuance and transfer of the Exchanged Survivor Fund Shares in a name other than that of the registered holder on the Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.the Effective Time, the Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Exchanged Survivor Fund Shares pursuant to paragraph 1.4: (a) the Target Fund shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Target Fund’s complete dissolution.

II.	CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on such date as the parties may agree (“Effective Time”).

2.2 The Trust shall obtain confirmation from the custodian of Target Fund’s assets that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Target Fund to the Survivor Fund, as reflected on the Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on the Target Fund’s books immediately before the Effective Time.

2.3 The Trust shall obtain verification from its transfer agent: (a) that the Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time; and (2) as to the opening of accounts on the Survivor Fund’s shareholder records in the names of the Shareholders; and (b) that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to the Target Fund’s account on those records.

2.4 At the Closing, the Trust, on behalf of each Fund, shall execute such bills of sale, checks, assignments, share certificates, receipts and/or other documents as necessary or appropriate.

III.	REPRESENTATIONS AND WARRANTIES

3.1. The Trust, on the Target Fund’s behalf, represents and warrants as follows:

1. The Target Fund is a duly established and designated series of the Trust;

2. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

3. At the Effective Time, the Trust will have good and marketable title to the Assets for the Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for such Assets, the Trust, on the Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4. All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Target Fund’s shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

5. The Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

6. Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, Government securities and securities of other registered investment companies (“RIC”)) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; and

7. The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.     The Trust, on the Survivor Fund’s behalf, represents and warrants as follows:

3.2.1. The Survivor Fund is a duly established and designated series of the Trust;

3.2.2. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

3.2.3. No consideration other than Exchanged Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

3.2.4. The Survivor Fund is not (and will seek not to be) classified as a partnership, and instead is (and will seek to be) classified as an association that is taxable as a corporation, for federal tax purposes and has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will seek to be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852;

3.2.5. The Exchanged Survivor Fund Shares to be issued and delivered to the Target Fund for the Shareholders’ accounts, pursuant to the terms hereof: (1) are duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them have been duly filed under applicable state securities laws; and (2) are duly and validly issued and outstanding Survivor Fund Shares and will be fully paid and non-assessable by the Trust;

3.2.6. There is no plan or intention for the Survivor Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

3.2.7. Immediately after the Reorganization: (1) not more than 25% of the value of the Survivor Fund’s total assets (excluding cash, cash items, Government securities and securities of other RICs) will be invested in the stock and securities of any one issuer; and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

3.2.8. Immediately after the Effective Time, the Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)).

3.3   The Advisor represents and warrants to the Trust that no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Advisor’s knowledge, threatened against the Advisor, with respect to its business or to either Fund, that, if adversely determined, would materially and adversely affect the Advisor’s financial condition or the conduct of its business; and the Advisor is not a party to or subject to the provisions of any order, decree, judgement, or award of any court, governmental body, or arbitrator that could materially and adversely affect the Advisor’s business or the Advisor’s ability to fulfil its obligations under this Agreement.

4.	CONDITIONS PRECEDENT

4.1     The obligations hereunder shall be subject to the following:

(a) Performance by the Trust, in behalf of each Fund, and the Advisor of all its obligations to be performed hereunder at or before the Closing;

(b) All representations and warranties of the Trust, in behalf of each Fund, and the Advisor contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time;

(c) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board and by the Target Fund’s shareholders;

(d) All necessary filings shall have been made with the Securities and Exchange Commission (the “Commission”) and state securities authorities. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.

(e) All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(f) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

(g) The Trust shall have received an opinion of Kilpatrick Townsend & Stockton LLP, counsel to the Trust (“Counsel”), as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to Counsel. The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(i) under Section 358 of the Code, the aggregate tax basis of Survivor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will, more likely than not, be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(ii) under Section 1223(1) of the Code, the holding period of Survivor Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will, more likely than not, include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(iii) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Survivor Fund will, more likely than not, be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as result of gain recognized on the transfer of certain assets of the Target Fund; and

(iv) Such opinion shall be based on customary assumptions and such representation as Counsel may reasonably request, and each of the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representation.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target’s Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund

4.2. At any time before the Closing, the Trust may waive any of the conditions set forth in paragraph 4.1 (except those set forth in paragraphs 4.1(c) and 4.1(f)) if, in the judgment of the Board, such waiver will not have a material adverse effect on each Fund’s shareholders’ interests.

5.	EXPENSES

All expenses of the Reorganization that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (the “Reorganization Expenses”) will be borne by the Advisor. The Reorganization Expenses may include: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, and printing and distributing Survivor Fund’s prospectus and the Target Fund’s proxy materials; (2) legal and accounting fees; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) any state Blue Sky fees; (7) costs associated with special meetings of the Board relating to the Reorganization; (8) expenses of holding a meeting of the shareholders of the Target Fund (including any adjournments thereof), but exclude brokerage expense; and (9) costs of terminating the Target Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.	TERMINATION

This Agreement may be terminated by the Trust at any time at or before the Closing.

7.	AMENDMENTS

The Trust may amend, modify, or supplement this Agreement at any time in any manner, notwithstanding the Target Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on each Fund’s shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 5 without their express agreement thereto.

8.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

9.	MISCELLANEOUS

9.1. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on each Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

9.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims under this Agreement on its or a respective Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust.

9.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other party. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

CM ADVISORS FAMILY OF FUNDS, on behalf of the CM Advisors Fund

By:	/s/ Arnold Van Den Berg
Arnold Van Den Berg, President

CM ADVISORS FAMILY OF FUNDS, on behalf of the CM Advisors Small Cap Value Fund

By:	/s/ Arnold Van Den Berg
Arnold Van Den Berg, President

Solely for purposes of paragraphs 3.3 and 5

VAN DEN BERG MANAGEMENT I, INC. (D/B/A CM FUND ADVISORS)

By:	/s/ Scott Van Den Berg
Scott Van Den Berg, President

Appendix B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Set forth below is a discussion of the fundamental and non-fundamental investment policies of the Target Fund and the Survivor Fund. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund. A “majority” for this purpose means the lessor of the following: (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of such Fund’s outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.

FUNDAMENTAL INVESTMENT POLICIES:
TARGET FUND	SURVIVOR FUND
Margin
The Target Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).	Not a Fundamental Restriction
Senior Securities
The Target Fund may not issue senior securities, except as permitted by the 1940 Act.	Identical
Borrowings
The Target Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.
Identical
Pledge, Mortgage, or Hypothecate
The Target Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
Identical
Underwriting Activities
The Target Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.
Identical
Exercise Control
The Target Fund may not make investments for the purpose of exercising control or management over a portfolio company.	Not a Fundamental Restriction
Investments in Other Registered Investment Companies
The Target Fund may Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds).
Not a Fundamental Restriction
Purchases and Sales of Commodities and Real Estate
The Target Fund may not purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities).
Identical
Loans
The Target Fund may not make loans, provided that the Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.
Identical
Commodities
The Target Fund may not invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
Identical
Concentration
The Target Fund may not invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Identical

NON-FUNDAMENTAL INVESTMENT POLICIES
TARGET FUND	SURVIVOR FUND
Oil, Natural Gas, and Other Mineral Exploitation
The Target Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs.
Identical
Warrants
The Target Fund may not purchase warrants if, as a result, the Target Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants.	Identical
Illiquid Securities
The Target Fund may not invest more than 15% of its net assets in illiquid securities.	Identical
Margin
Not a Non-Fundamental Restriction	The Survivor Fund may not purchase securities on margin (but the Survivor Fund may obtain such short-term credits as may be necessary for the clearance of transactions).
Exercise Control
Not a Non-Fundamental Restriction	The Survivor Fund may not make investments for the purpose of exercising control or management over a portfolio company.
Investments in Other Registered Investment Companies
Not a Non-Fundamental Restriction
The Survivor Fund may not invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds).

APPENDIX C
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Funds.

CM Advisors Fund Financial Highlights

Per share data for a share outstanding throughout each period:
	Six Months Ended August 31, 2017 (Unaudited)		Years Ended
			February 28, 2017	February 29, 2016	February 28, 2015	February 28, 2014	February 28, 2013
Net asset value at beginning of period	$12.83		$9.03	$11.95	$13.68	$11.83	$10.65

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.10)	(0.08)	(0.06)	(0.01)	0.05
Net realized and unrealized gains (losses) on investments	(1.74)		3.94	(2.80)	(1.64)	1.86	1.18
Total from investment operations	(1.80)		3.84	(2.88)	(1.70)	1.85	1.23

Less distributions:
Dividends from net investment income	(0.07)		(0.04)	(0.04)	(0.03)	—	(0.05)
Distributions in excess of net investment income	—		—	—	—	—	(0.00	)(a)
Total distributions	(0.07)		(0.04)	(0.04)	(0.03)	—	(0.05)

Proceeds from redemption fees collected	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of period	$10.96		$12.83	$9.03	$11.95	$13.68	$11.83

Total return (b)	(14.05	%)(c)	42.62%	(24.11%)	(12.46%)	15.64%	11.61%

Ratios and supplemental data:
Net assets at end of period (000’s)	$60,002		$72,492	$61,937	$111,668	$136,714	$125,422

Ratio of total expenses to average net assets	1.40	%(d)	1.39%	1.39%	1.31%	1.29%	1.31%

Ratio of net investment income (loss) to average net assets	(0.89	%)(d)	(0.56%)	(0.54%)	(0.39%)	(0.07%)	0.40%

Portfolio turnover rate	6	%(c)	17%	62%	53%	34%	32%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

CM Advisors Small Cap Value Fund Financial Highlights

Per share data for a share outstanding throughout each period:
	Six Months Ended August 31, 2017 (Unaudited)		Years Ended
			February 28, 2017	February 29, 2016	February 28, 2015		February 28, 2014		February 28, 2013
Net asset value at beginning of period	$11.37		$7.54	$10.47	$12.90		$11.25		$9.84

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.07)	(0.01)	(0.07	)(a)	(0.05	)(a)	0.13
Net realized and unrealized gains (losses) on investments	(1.52)		4.01	(2.88)	(1.73)		2.34		1.56
Total from investment operations	(1.58)		3.94	(2.89)	(1.80)		2.29		1.69

Less distributions:
Dividends from net investment income	—		(0.11)	(0.05)	—		—		(0.12)
Distributions in excess of net investment income	—		—	—	—		—		(0.02)
Distributions from net realized gains	—		—	—	(0.64)		(0.64)		(0.14)
Total distributions	—		(0.11)	(0.05)	(0.64)		(0.64)		(0.28)

Proceeds from redemption fees collected	0.00	(b)	0.00 (b)	0.01	0.01		0.00	(b)	—

Net asset value at end of period	$9.79		$11.37	$7.54	$10.47		$12.90		$11.25

Total return (c)	(13.90	%)(d)	52.33%	(27.52%)	(13.95%)		20.53%		17.42%

Ratios and supplemental data:
Net assets at end of period (000’s)	$41,498		$50,769	$35,166	$53,991		$12,790		$11,094

Ratio of total expenses to average net assets	1.45	%(e)	1.45%	1.56%	1.96%		2.56%		2.92%

Ratio of net expenses to average net assets (f)	1.25	%(e)	1.25%	1.25%	1.25%		1.25%		1.25%

Ratio of net investment income (loss) to average net assets (f)	(0.98	%)(e)	(0.66%)	(0.16%)	(0.45%)		(0.40%)		1.32%

Portfolio turnover rate	6	%(d)	28%	68%	62%		42%		44%

(a)	Net investment loss per share is based on average shares outstanding during the year.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements.

STATEMENT OF ADDITIONAL INFORMATION
January 12, 2018

CM ADVISORS FAMILY OF FUNDS
805 Las Cimas Parkway, Suite 430
Austin, Texas 78746

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 12, 2018 for the special meeting of shareholders of The CM Advisors Fund (the “Target Fund”), a series of the CM Advisors Family of Funds (the “Trust”) to be held on February 19, 2018. At the special meeting, shareholders of the Target Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization and Termination (the “Plan”), between the Target Fund and the CM Advisors Small Cap Value Fund (the “Survivor Fund” and collectively with the Target Fund, the “Funds”), a separate series of the Trust. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-888-859-5856. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Funds is contained in and incorporated by reference to the Prospectus and SAI dated June 28, 2017, each as amended. Copies are available upon request and without charge by calling 1-888-859-5856.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund as of August 31, 2017. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund, which are available in their Annual and Semi-Annual Shareholder Reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 - Reorganization
The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to the Plan as if the Reorganization had occurred on August 31, 2017.

Note 2 - Basis of Pro Forma
The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are each series of a registered open-end management investment company. The Reorganization would be accomplished by the transfer of all the assets and all the liabilities of the applicable Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund and the distribution of such shares to the shareholders of the Target Fund, in complete liquidation of the Target Fund followed by the termination of the Target Fund. The table below shows the shares that Target Fund shareholders would have received had the Reorganization occurred on August 31, 2017.

Shares of Survivor Fund Pre-Reorganization	Shares Issued in Reorganization	Total Pro Forma Outstanding Shares Post-Reorganization
4,237,030	6,128,926	10,365,956

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Survivor Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets
Target Fund	$60,002,181
Survivor Fund	$41,497,619
Pro forma combined	$101,499,800

Note 3 - Pro Forma Expense Adjustments
No significant accounting policies will change because of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any contracts of the Survivor Fund are expected because of the Reorganization.

Note 4 - Portfolio Repositioning
Prior to the Reorganization, it is estimated that the Target Fund will sell 20% its securities, which will mostly consist of securities of large capitalization and middle capitalization issuers, to meet the portfolio requirements of the Survivor Fund. The sale of these securities will be mostly offset by capital loss carryforwards of the Target Fund. The Advisor expects that the portfolio repositioning of the Target Fund will result in about $16.8 million in unrealized capital gains, which will be offset by about $3.2 million in realized short-term losses and capital loss carryforwards that are currently held by the Target Fund. After the portfolio repositioning, the Advisor expects that about $10.3 million in capital loss carryforwards will transfer to the Survivor Fund. The Advisor estimates that the portfolio repositioning will incur transaction costs of about $1,250.

Note 5 - Accounting Survivor
The Survivor Fund will be the accounting survivor of the Reorganization. The surviving fund will have the portfolio manager, portfolio composition, expense structure, and investment policies and limitations of the Survivor Fund.

Note 7 - Capital Loss Carryforwards
As of February 28, 2017, the Target Fund had $23,084,796 in unused capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Target Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Target Fund – no expiration	4,699,088	0	4,699,088
Less: expiring or unused (expires 2/28/18)	18,385,708	0	18,385,708
Plus: Survivor Fund – no expiration	1,232,284	179,028	1,411,312
Total	$24,317,080	$179,028	$24,496,108

INDEMNIFICATION

Under Delaware statutes, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware statutory trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust. The Trust’s Trust Instrument contains the following provisions:

Article VII. Section 2. Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

 Article VII. Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

 (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

 (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

The Investment Advisory Agreements with the Advisor provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Trust’s Trust Instrument.

The Distribution Agreement with the Distributor provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor’s duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor. Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.